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                                                                 EXHIBIT 10.73

                                   ASSIGNMENT


          The undersigned, Rita R. Roedling, hereby assigns all of her right, title and interest in and to that certain limited partnership doing business as WEST VALLEY PARTNERSHIP to Herbert Roedling as Co-Trustee and Rita R. Roedling as Co-Trustee of the Roedling Living Trust under Declaration of Trust dated July 7, 1992 in which Herbert Roedling and Rita R. Roedling are referred to as Trustors and as Trustees, whose tax identification number is Rita R. Roedling's Social Security number, XXX-XX-XXXX, and whose address is XXXX, effective as of the date hereof.

                                            /s/ Rita R. Roedling
                                            ____________________________
                                            Rita R.. Roedling



STATE OF CALIFORNIA    )
                       )
COUNTY OF LOS ANGELES  )

On March 10, 1993, before me, Rhoda M. Lehman, Notary Public personally appeared Rita R. Roedling, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


/s/  Rhoda M. Lehman               (Seal)
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                                                RHODA M. LEHMAN
                                                 COMM. #848985
                                            NOTARY PUBLIC-CALIFORNIA
                                               LOS ANGELES COUNTY
                                         My Comm. Expires Sept. 24, 1993